                                                                                                                                    Exhibit 23

Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-79399 and No. 333-9020) pertaining to the BP DirectSave Plan of BP p.l.c. of our report dated June 24, 2003, with respect to the financial statements of the BP DirectSave Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2002.

                                                                                                ERNST & YOUNG LLP

Chicago, Illinois
June 25, 2003